UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 7, 2025
(Date of earliest event reported)

C.H. ROBINSON WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-23189

Delaware	41-1883630
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

14701 Charlson Road
Eden Prairie, Minnesota 55347
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: 952-937-8500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	CHRW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 7, 2025, Edward G. Feitzinger was elected to the board of directors of C.H. Robinson Worldwide, Inc., effective immediately, filling a new position on the board of directors. Mr. Feitzinger, age 58, served as the VP of Global Logistics at Amazon from 2016 to 2020, working across multiple regions for the company's global consumer fulfillment operations, as well as co leading its international expansion strategy. From 2014 to 2016, he was CEO of the $4.2 billion dollar NASDAQ-listed UTi Worldwide Inc., a provider of freight forwarding, contract logistics and distribution services. As CEO, he led over 21,000 employees in 59 countries until the company was acquired by UTi’s European peer, DSV. Prior to his promotion to CEO, from 2012 to 2014, he was EVP of Global Operations where he oversaw Freight Forwarding, Contract Logistics and Distribution Divisions; and from 2010 to 2012, he served as President, Contract Logistics & Distribution. Earlier in his career Mr. Feitzinger spent a number of years with E2E Analytics, a supply chain advisory firm, Menlo Worldwide, which was acquired by UPS and later by XPO, and with Hewlett Packard in various manufacturing and supply chain roles. Mr. Feitzinger holds a Bachelor's Degree in Industrial Engineering from Lehigh University and a Master's Degree in Industrial Engineering from Stanford University.
A copy of the press release announcing Mr. Feitzinger's appointment to the board is furnished as Exhibit 99.1 hereto.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Number	Description
99.1	Press Release dated August 7, 2025 of C.H. Robinson Worldwide, Inc.

104	The cover page from the Current Report on Form 8-K formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 7, 2025

C.H. ROBINSON WORLDWIDE, INC.

By:	/s/ Dorothy G. Capers
Dorothy G. Capers
Chief Legal Officer and Secretary